INVESTOR PRESENTATION MAY 2021

1 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about management’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates”, or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company’s portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and profitability; 3) changes in the cost and scope of insurance from the FDIC and other third parties; 4) legislative or regulatory changes, such as those signaled by the new Biden Administration, as well as increased banking and consumer protection regulation that adversely affect the Company’s business, both generally and as a result of the Company exceeding $10 billion in total consolidated assets; 5) ability to complete pending or prospective future acquisitions; 6) costs or difficulties related to the completion and integration of acquisitions; 7) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 8) reduced demand for banking products and services; 9) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 10) competition among financial institutions in the Company's markets may increase significantly; 11) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 12) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 13) consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 14) dependence on the CEO, the senior management team and the Presidents of Glacier Bank divisions; 15) material failure, potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 16) natural disasters, including fires, floods, earthquakes, and other unexpected events; 17) the Company’s success in managing risks involved in the foregoing; and 18) the effects of any reputational damage to the Company resulting from any of the foregoing. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

2 Glacier Bancorp, Inc. 3/31/2021 Snapshot Ticker GBCI Total Assets $19.77 billion Gross Loans $11.27 billion Deposits $16.10 billion TCBV Per Share $18.10 Quarterly Dividend $0.31 Stock Price $57.08 Market Cap $5.45 billion

3 Differentiated Bank Model  Genuine community banking model  Backed by resources and support of Glacier Bancorp  Strategy of growth through acquisitions and organically

4 Glacier is a “Company of Banks”

5 Recent Acquisition Highlights

6 WY ID UT AZ NV WA CO MT 16 Bank Divisions 193 locations (as of 3/31/2021)

7 3/31/21 GBCI Geography Total chartered banks 313 Total target banks 216 Assets under $1B 186 Assets $1 – $3.5B 30

8 Solid Financial Results

9 5 Year Total Return 3/31/2016 – 3/31/2021

10 1 Year Total Return 3/31/2020 – 3/31/2021

11 Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks Sept 30 Rank Company Name ROTCE (%) NPAs/ Assets (%) CET1 Ratio (%) Efficiency Ratio (%) Operating Revenue Growth (%) 2020 3 Glacier Bancorp Inc. 16.0 0.33 12.0 51 21.0 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 2015 4 Glacier Bancorp Inc. 12.9 0.97 16.6 55 6

12 Bank Director BANK PERFORMANCE SCORECARD $5 Billion up to $50 Billion Year Ending Rank Company Name Core ROAA (%) Core ROAE (%) TCE/ Tang Assets (%) NPAs/ Loans & REO (%) NCOs/ Avg Loans (%) 2019 4 Glacier Bancorp Inc. 1.78 12.99 10.95 0.35 0.08 2018 16 Glacier Bancorp Inc. 1.67 13.21 9.99 0.91 0.11 2017 17 Glacier Bancorp Inc. 1.44 11.75 10.58 1.47 0.17 2016 9 Glacier Bancorp Inc. 1.40 11.39 10.31 2.12 0.05 2015 16 Glacier Bancorp Inc. 1.39 11.14 10.31 2.74 0.05

13 Reconciliation of 2017 Non-GAAP Measures to GAAP In addition to the results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non- GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP. This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act (“Tax Act”) and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities (“net deferred tax asset”). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset. (Dollars in thousands, except per share data) December 31 2017 Earnings per share YTD (GAAP) 1.50$ Tax Act adjustment (GAAP) 0.25 Earnings per share YTD (non-GAAP) 1.75$ Return on assets (GAAP) 1.20% Tax Act adjustment (GAAP) 0.21% Return on assets (non-GAAP) 1.41% Return on tangible equity (GAAP) 11.70% Tax Act adjustment (GAAP) 1.96% Return on tangible equity (non-GAAP) 13.66%

14 Diluted Earnings Per Share $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2016 2017 2018 2019 2020 2020 2021 $1.59 $1.75* $2.17 $2.38 $2.81 $0.46 $0.85  First quarter 2021 earnings per share of $0.85 increased $0.39 per share, or 85%, over prior year first quarter earnings per share of $0.46  First quarter 2021 earnings include:  Gain on sale of loans of $21.6 million, an increase of $9.8 million, or 82%, compared to 2020  Interest income of $13.5 million from PPP loans, including $7.8 million from forgiveness *Non-GAAP (see reconciliation on slide 13)

15 1.15% 1.25% 1.35% 1.45% 1.55% 1.65% 1.75% 1.85% 1.32% 1.59% 1.41%* 1.64% 1.62% 1.25% 1.73%  ROA in the fourth quarter of 2020 was in the 96th♦ percentile among Glacier’s peer group Return on Assets *Non-GAAP (see reconciliation on slide 13) ♦BHCPR as of 12/31/2020

16 Return on Tangible Equity 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 12.71% 16.15% 13.66%* 16.42% 16.85% 12.07% 19.12%  The Company’s historically high capital levels have made it more difficult to produce higher ROTE * Non-GAAP (see reconciliation on slide 13)

17 Net Interest Income / Margin $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $315 $345 $433 $503 $600 $537* $627* 4.02% 4.12% 4.21% 4.39% 4.09% 4.36% 3.74%  First quarter 2021 net interest income of $627 million increased $90 million, or 17%, over net interest income of $537 million for first quarter 2020  First quarter 2021 net interest margin of 3.74% decreased 62 basis points over the net interest margin of 4.36% for first quarter 2020 (Dollars in millions) *Net interest income and margin is annualized

18 Efficiency Ratio 44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 55.9% 53.9% 54.7% 57.8% 50.0% 54.7% 46.8%  Excluding the impact of PPP, the efficiency ratio for 2020 would have been 53.7 percent which was driven by the increase in gain on sale of loans and increased net interest income.  Excluding the impact of PPP, the efficiency ratio could have been 52.9 percent for the first quarter 2021.

19 Strong Balance Sheet

20 Asset Trends $9,451 $9,706 $12,115 $13,684 $18,504 $19,771 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000  Total assets increased $1.3 billion, or 7%, during first quarter 2021  Total assets grew $4.8 billion, or 35%, in 2020, including $745 million from State Bank of Arizona (SBAZ) (Dollars in millions)

21 Capital Ratios Relative to Peers♦ 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.1% 12.4% 13.1% 15.3% 9.1% 12.4% 12.4% 14.6% Peers Glacier  Total risk-based capital ranks in the 47th percentile among Glacier’s peer group  Capacity to add $3.0 billion of assets and still maintain an 8% leverage ratio ♦BHCPR as of 12/31/2020

22 Ample Liquidity of $13.6 Billion  Ready access to liquidity totaling $10.1 billion  $5.3 billion in available borrowing capacity o Fed Discount Window: $1.3 billion o Fed PPP Liquidity Facility: $0.9 billion (Based on PPP loans funded as of March 31, 2020) o FHLB: $2.5 billion o Correspondent banks: $0.6 billion  $4.0 billion of unpledged marketable securities  Cash of $0.8 billion  Additional liquidity totaling $3.5 billion  Access to brokered deposits: $2.9 billion  Over-pledged marketable securities: $0.3 billion  Loans eligible for pledging at FHLB: $0.3 billion  Core deposit growth remains strong

23 Deposit Trends $7,372 $7,580 $9,494 $10,776 $14,798 $16,104 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000  First quarter 2021 deposits increased $1.3 billion, or 9%  Growth in the number of deposit accounts has also increased significantly the past several years (Dollars in millions)

24 Deposit Composition Non- Interest Bearing 33% NOW and DDA 25% Savings 14% MMDA 18% CDs 9% Wholesale 1% 3/31/2020 Non- Interest Bearing 38% NOW and DDA 25% Savings 14% MMDA 17% CDs 6% Wholesale 0% 3/31/2021

25 Non-Interest Bearing Deposits $2,042 $2,312 $3,001 $3,697 $5,455 $6,040 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500  Non-interest bearing deposits increased $585 million, or 11%, during first quarter 2021  Non-interest bearing deposits comprise 38% of total deposits (Dollars in millions)

26 Deposit Costs Relative to Peers 0.22% 0.20% 0.23% 0.11% 0.09% 0.31% 0.54% 0.79% 0.28% 0.20% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% Glacier Peers  Total deposit costs have remained stable while Glacier’s peer group costs have experienced greater volatility  Core deposits are a competitive advantage and will be a key driver of future performance

27 Loan Trends $5,684 $6,578 $8,288 $9,513 $11,123 $11,270 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000  First quarter 2021 gross loans increased $147 million, or 5% annualized  Gross loans increased $1.610 billion, or 17%, during 2021  Excluding PPP loans and the SBAZ acquisition, the loan portfolio increased $249 million, or 3%, during 2020 (Dollars in millions)

28 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $554 $601 $728 $364 $1,158 $124 $147  Organic loan growth for first quarter 2021 was $147 million, or 5% annualized, compared to $124 million, or 5% annualized, for first quarter 2020 Organic Loan Growth (Dollars in millions)

29 Loan Composition Residential Real Estate 10% CRE 59% Other Commerical 22% HELOC 6% Other Consumer 3% 3/31/2020 Residential Real Estate 7% CRE 57% Other Commerical 27% HELOC 6% Other Consumer 3% 3/31/2021

30 Geographic Loan Dispersion Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 39% Idaho 15%Utah 4% Washington 7% Wyoming 8% Colorado 11% Arizona 10% Nevada 6% 3/31/2021

31 COVID-19 High Risk Industries Enhanced-Monitoring  Conducting ongoing portfolio reviews and monitoring for potential credit impacts from COVID-19  $15 million of modifications made in the enhanced-monitoring loan portfolio  18% of total modifications of $81 million (Dollars in Thousands) Hotel and motel 423,606$ 4.12% - 11,845 11,845 2.80% 14,032$ 4.20% 3.27% Restaurant 158,246 1.54% 269 2,796 3,065 1.94% 7,999 1.51% 5.19% Travel and tourism 23,638 0.23% - - - 0.00% - 0.22% 0.00% Gaming 13,971 0.14% - - - 0.00% - 0.14% 0.00% Oil & Gas 23,334 0.23% - - - 0.00% 1,435 0.23% 6.20% Total 642,795$ 6.24% 269 14,641 14,910 2.32% 23,466$ 6.29% 3.65% Percent of Total Loans Receivable, Net of PPP Loans Loan Modifications as a Percent of Enhanced Monitoring Loans Receivable, Net of PPP Loans December 31, 2020March 31, 2021 Amount of Remaining Loan Modifications Loan Modifications as a Percent of Enhanced Monitoring Loans Receivable, Net of PPP Loans Amount of Remaining Loan Modifications Amount of Re-deferral Loan Modifications Amount of Unexpired Original Loan Modification s Percent of Total Loans Receivable, Net of PPP Loans Enhanced Monitoring Total Loans Receivable, Net of PPP Loans

32 COVID-19 Bank Loan Modifications (Dollars in Thousands) Residential real estate 745,097$ 2,080 3,840 5,920 0.79% 4,322$ 0.54% Commercial real estate and other commercial Real estate rental and leasing 3,614,584 32,889 4,333 37,222 1.03% 43,313 1.24% Accommodation and food services 664,115 269 14,641 14,910 2.25% 22,054 3.35% Healthcare 835,975 4,013 6,482 10,495 1.26% 1,131 0.14% Manufacturing 181,641 828 1,541 2,369 1.30% 9,488 5.20% Retail and wholesale trade 496,052 932 408 1,340 0.27% 2,655 0.56% Construction 765,959 764 - 764 0.10% 927 0.12% Other 2,041,167 1,871 5,816 7,687 0.38% 10,255 0.50% Home equity and other consumer 949,548 640 - 640 0.07% 705 0.07% Total 10,294,138$ 44,286 37,061 81,347 0.79% 94,850$ 0.93% Amount of Remaining Loan Modifications March 31, 2021 December 31, 2020 Total Loans Receivable, Net of PPP Loans Amount of Unexpired Original Loan Modification s Amount of Re-deferral Loan Modifications Amount of Remaining Loan Modifications Loan Modification s as a Percent of Total Loans Receivable, Net of PPP Loans Loan Modification s as a Percent of Total Loans Receivable, Net of PPP Loans

33 Investment Portfolio Trends $3,101 $2,427 $2,870 $2,800 $5,528 $6,442 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000  Investment securities ended first quarter 2021 at 33% of total assets compared to 24% at the end of first quarter 2020  Investments increased $914 million, or 17%, during first quarter 2021 (Dollars in millions)

34 Investment Composition US Gov't & Federal Agency 1% US Gov't Sponsored Enterprises 1% State & Local Gov'ts 40% Corporate Bonds 9% Residential MBS 22% Commercial MBS 27% 3/31/2020 US Gov't & Federal Agency 1% US Gov't Sponsored Enterprises 0% State & Local Gov'ts 24% Corporate Bonds 5% Residential MBS 52% Commercial MBS 18% 3/31/2021

35 Improved Credit Quality

36 NPAs to Bank Assets 0.00% 0.25% 0.50% 0.75% 1.00% 0.76% 0.68% 0.47% 0.27% 0.19% 0.26% 0.19%  NPAs increased $1.2 million during first quarter 2021 to 0.19% of Bank assets compared to the $1.9 million increase in first quarter 2020 to 0.26% of Bank assets

37 CECL and Allowance for Credit Losses (ACL) (Dollars in millions)  Commercial Asset Quality Ratings  Consumer Loan Past Due Status  Additional Qualitative Adjustments  Prepayment Speed Assumptions Other Key Model Inputs National Economic Assumptions (December 2020) 4Q20 1Q21 2Q21 2021 2022 GDP Change 1.0% 1.6% 2.8% 7.0% 1.2% Unemploment Rate 6.8% 6.2% 5.8% 5.4% 4.4%

38 Credit Loss Expense $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $2,333 $10,824 $9,953 $57 $39,765 $19,185 $48  Loan portfolio growth and credit quality considerations will determine the level of credit loss expense (Dollars in thousands)

39 Net Charge-Offs $0 $2,500 $5,000 $7,500 $10,000 $12,500 $2,458 $10,828 $8,282 $6,806 $7,653 $813 $2,286  First quarter 2021, net charge- offs as a percentage of total loans were 0.02% compared to 0.01% in first quarter 2020 (Dollars in thousands)

40 ACL as a Percentage of Loans 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.28% 1.97% 1.58% 1.31% 1.42% 1.49% 1.39%  ACL was in the 42nd♦ percentile of Glacier’s peer group for 2020  Excluding PPP loans, the ACL was 1.51% of loans at the end of first quarter 2021 compared to 1.49% at the end of first quarter 2020  As credit trends change, expect the ACL to adjust accordingly ♦BHCPR as of 12/31/2020

41 Shareholder Return

42 Dividends Declared  At March 31, 2021, Glacier’s dividend yield was 2.17%  The Company has declared 144 consecutive quarterly dividends  In 2020, the Company increased its quarterly dividend by $0.07, or 6.3%, over 2019 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30

43 Long-Term Performance Since 1984  Strong consistent performance over the past 37 years  Long-term goal is to produce double digit dividend growth Annual Total Return * 16.1% Annual EPS Growth Rate 11.0% Annual Dividend Growth Rate 12.4% * Reflects results through 3/31/2021, assuming no reinvestment of dividends Compounded Rates